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
                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                 May 15, 2001
                                Date of Report
                       (Date of earliest event reported)



                        TEAM SPORTS ENTERTAINMENT, INC.
                        -------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware              0-23100              22-2649848
             --------              --------              ----------
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)        Identification No.)


               1111 South Main, Suite 127, Grapevine, TX  76051
               ------------------------------------------------
                   (Address of principal executive offices)


                                (817) 410-5708
                                --------------
                         Registrant's telephone number

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF MAXX MOTORSPORTS, INC.
-------------------------------------
On May 15, 2001, the Team Sports Entertainment, Inc. ("Team" or the "Company") (formerly Logisoft Corp.) completed the acquisition of Maxx Motorsports, Inc. ("MAXX") by issuing 7,750,000 shares of its common stock. A special committee of the independent Directors of Team reviewed and approved the acquisition. There were no material previous relationships between the Company and the sellers of MAXX.

MAXX through its wholly owned subsidiary, Team Racing Auto Circuit, LLC ("TRAC") will own, operate, and sanction a stock car racing league designed to provide content for television and tracks while expanding the existing base of stock car fans. TRAC will initially consist of multi-car teams, strategically positioned in major North American television markets located near major motorsports venues. Each team will represent the city or state where it is located. The initial TRAC racing season, planned to start in 2003, will consist of a regular season race schedule, a playoff race schedule, and a Championship Race. TRAC will incorporate the use of aerodynamically identical cars (Aerostock), fuel-injection engines and other innovative competition standards to increase parity among the teams without diminishing the entertainment value. TRAC intends to attract multiple manufacturers who currently are involved in motorsports worldwide, but may not be currently involved in the major stock car racing series in America.

TRAC will be structured as a single-entity league to allow for centralized management, economies of scale in purchasing, strict operational standards and cost controls at the team level. Revenue sharing systems will be enacted to ensure parity and fair allocation of revenue among teams.

Initial TRAC funds will be derived through the sales of operating rights to city/state-based racing teams. Racing team owners will own and operate each city/state team and will be responsible for developing its fan base. TRAC will seek strategic alliances with companies in the areas of television, sports/entertainment marketing and public relations. Once racing begins, TRAC will generate revenue through event ticket sales, league corporate sponsorships, television and other multimedia contracts, merchandise sales, licensing/royalty fees, team fees/dues, and sales of additional expansion teams.

TRAC's long-term business plan includes expanding its team base not only in North America, but also internationally.
                                2

DISPOSITION OF LOGISOFT COMPUTER PRODUCTS CORP. AND
---------------------------------------------------
ESTOREFRONTS.NET CORP
---------------------
On May 15, 2001 and pursuant to the agreement to acquire MAXX, the Company completed the sale of its interest in its wholly owned subsidiaries, Logisoft Computer Products Corp. and eStorefronts.net Corp (collectively referred to as the "Former Subsidiaries"). The Former Subsidiaries were purchased by a group of Team shareholders led by Robert Lamy, the founder of the Former Subsidiaries, in return for 12,000,000 shares of Team common stock. The Company has retired the Team shares received from the Lamy group. A special committee of the independent Directors of Team reviewed and approved the transaction.


EQUITY FUNDING
--------------
In addition to completing the acquisition of Maxx, and as a part of the definitive stock purchase agreement, Team has received $7,125,000 in equity funding. In return for the $7,125,000 in cash received by Team, the Company issued 28,500,000 shares of its common stock. In addition, the company issued warrants to the investors entitling them to purchase a total of 14,250,000 shares at a purchase price of $1.00 per share.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

No  financial  statements  are  filed  herewith.   The  Registrant  shall  file
financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              TEAM SPORTS ENTERTAINMENT, INC.


                              By/s/     Terry Washburn
                                        --------------------
                                        Terry Washburn
                                        Chief Executive Officer

Date:   May 29, 2001

                                   EXHIBITS


Exhibit                                                                 Page
Number    Description                                                  Number

10.1      Agreement and Plan of Reorganization by and among Logisoft     6
          Corp., Jon Pritchett, M.E. Durschlag, Charles Jeter,
          William Bradshaw, Robert Stadel, Dan Neppl, Cale
          Yarborough, Godley Morris Group, LLC, Brian Leahy, Lance
          Leslie, Richard Clark and Robert Wussler. The Registrant has not filed the exhibits and schedules to the Agreement and Plan of Reorganization on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.

10.2      Amended and Restated Agreement and Plan of Corporate          28
          Separation. The Registrant has not filed the exhibits and schedules to the Agreement and Plan of Reorganization on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.

EXHIBIT 10.1

                 AGREEMENT AND PLAN OF REORGANIZATION BY AND AMONG LOGISOFT CORP., JON PRITCHETT, M.E. DURSCHLAG,
                CHARLES JETER AND WILLIAM BRADSHAW, ROBERT STADEL,
             DAN NEPPL, CALE YARBOROUGH, GODLEY MORRIS GROUP, LLC, BRIAN LEAHY, LANCE LESLIE, RICHARD CLARK and ROBERT WUSSLER

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into this 9th of May, 2001, by and among LOGISOFT CORP., a Delaware corporation (hereinafter referred to as "Buyer"); and JON PRITCHETT, M.E. DURSCHLAG, CHARLES JETER, WILLIAM BRADSHAW, ROBERT STADEL, DAN NEPPL, CALE YARBOROUGH, GODLEY MORRIS GROUP, LLC, BRIAN LEAHY, LANCE LESLIE, RICHARD CLARK and ROBERT WUSSLER or their assigns (hereinafter collectively referred to as "Seller"), being all of the shareholders of MAXX MOTORSPORTS, INC., a South Carolina corporation (hereafter referred to as "Company").

     WHEREAS, Seller is the owner of record and beneficially owns Ten Thousand (10,000) shares of the issued and outstanding shares of Common Stock of the Company (the "Shares"); and

     WHEREAS, the Shares represent 100% of all the issued and outstanding shares of the Company; and

     WHEREAS, Seller desires to sell all of the Shares to Buyer, and Buyer desires to purchase the Shares, upon the terms and conditions set forth herein;

     WHEREAS, the parties intend that the exchange of Shares for shares of Buyer's common stock, as contemplated herein, qualify as a tax free transaction under Section 368 of the Internal Revenue Code;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

                               I.

                SALE AND PURCHASE OF THE SHARES

     1.1 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase from Seller, the Shares listed in Exhibit "A", attached hereto, which together constitute 100% of the issued and outstanding Shares of Common Stock of the Company.

     1.2 CLOSING. The purchase shall be consummated at a closing ("Closing") to take place on or before May 15, 2001 ("Closing Date"). The closing of this purchase shall be concurrent with the closing of the Agreement and Plan of Corporate Separation described in 1.5 below.

     1.3 PURCHASE PRICE. The aggregate purchase price ("Purchase Price") for the Shares shall be Seven Million Seven Hundred Fifty Thousand (7,750,000) shares of common stock of the Buyer ("Buyer Shares"). The purchase price shall be paid at Closing by issuance and delivery of Buyer's Shares to Seller against receipt of certificates representing the Shares, duly endorsed for transfer to Buyer.

     1.4 ALLOCATION OF SHARES. All shares of stock of Buyer to be issued to Seller pursuant to this Agreement shall be issued to the respective Sellers in proportion to their respective ownership of stock of the Company as described in Exhibit "A" hereto.

     1.5   OTHER  AGREEMENTS.    At the Closing, the  indicated  parties  shall
execute and deliver the following additional agreements in substantially the form attached hereto:

1.1-Employment Agreement between Buyer and Jon Pritchett attached hereto as Exhibit "B".

1.2-Stock Purchase Agreement between Buyer and Maxx Motorsports Liability Group attached hereto as Exhibit "C".

1.3-Agreement and Plan of Corporate Separation between Buyer, Logisoft Computer Products Corp., eStorefronts.net Corp. and the Lamy Group as defined in that agreement (the "Split-Off") attached hereto as Exhibit"D".

1.4-Employment Agreements between Company, M.E. Durschlag and Charles Jeter attached hereto as Exhibits "E" and "F", respectively.

1.5-Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or assignments separate from certificates, transferring the Shares from Seller to Buyer.


     1.6 BASIC AGREEMENTS AND TRANSACTIONS DEFINED. This Agreement and other agreements listed in paragraph 1.5, are sometimes referred to as the "Basic Agreement". The transactions contemplated by the Basic Agreement are sometimes referred to as the "Transactions".

                              II.

                 REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Each Seller represents and warrants to Buyer as follows:

          (a) TITLE TO THE SHARES. At Closing, Seller shall own of record and beneficially the number of the Shares listed in Exhibit "A", of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

          (b) AUTHORITY. Seller has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Seller, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Seller, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Seller is a party or by which Seller or the Company or any of his respective properties or assets are bound or affected.

          (c) INVESTMENT INTENT. Seller is acquiring the Shares for his own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Seller has no present intention of selling, granting participation in, or otherwise distributing the same. Seller understands the specific risks related to an investment in the Buyer Shares, especially as it relates to the financial performance of the Company.

          2.2    REPRESENTATIONS  AND  WARRANTIES  OF  COMPANY.    The  Company
represents and warrants to Buyer as follows:

   (A) ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of South Carolina. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification.

   (B)  AUTHORIZED CAPITALIZATION. The authorized capitalization of the Company consists of One Hundred Thousand (100,000) shares of Common Stock, no par value, of which Ten Thousand (10,000) shares have been issued and are outstanding. The Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws. The Company does not have any outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any character, whether oral or written, obligating it to issue any shares of its capital stock, whether authorized or not. The Company is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, the Company's income, profits or assets, or obligating the Company to distribute any portion of its income, profits or assets.

          (c) AUTHORITY. The Company has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon the Company, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by the Company, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which the Company is a party or by which the Company or any of its properties or assets are bound or affected.

          (d) COMPANY FINANCIAL STATEMENTS. The Company Financial Statements are complete in all material respects, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of the Company as of March 31, 2001.

          (e) NO UNDISCLOSED LIABILITIES. Except as set forth in the Company Financial Statements previously delivered to Buyer and as set forth on Exhibit "B", Seller is not aware of any liabilities for which the Company is liable or will become liable in the future.

          (f)   RACING  LEAGUE.      Prior to Closing, the Company  shall  have
     legally established the Team Racing Auto Circuit (TRAC") Racing League, a copy of its charter is attached hereto as Exhibit "G".

          (g) TAXES. The Company has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and their exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

          (h) PROPERTIES. The Company has good and marketable title to all its personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other properties and assets (except for items leased or licensed to the Company), including all property reflected in the Company Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of the Company), in each case free and clear of all liens, claims and encumbrances of every kind and character, except as set forth in Exhibit "H". The Company has no ownership interest in any real property. The assets and properties owned, operated or leased by the Company and used in its business are in good operating condition in all material respects, reasonable wear and tear excepted, and suitable for the uses for which intended.

          (i) BOOKS AND RECORDS. The books and records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company as set forth in the Company Financial Statements.

          (j) INSURANCE. Exhibit "I" contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by the Company. The Company is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. All policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by the Company with all requirements of law and of all agreements and instruments to which the Company is a party; (3) are valid, outstanding and enforceable; (4) provide adequate insurance coverage for the assets, business and operations of the Company in amounts at least equal to customary coverage in the Company's industry; (5) will remain in full force and effect through the Closing; and (6) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

          (k) MATERIAL CONTRACTS. Except as set forth in Exhibit "J", the Company has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

          (l) AUTHORIZATIONS. The Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are necessary for the conduct of its business, except as set forth in Exhibit "K" which contains a list of all licenses, permits, approvals, and other authorizations, as well as a list of all copyrights, patents, trademarks, tradenames, servicemarks, franchises, licenses and other permits, each of which is valid and in full force and effect.

          (m) NO POWERS OF ATTORNEY. The Company has no powers of attorney or similar authorizations outstanding.

          (n) COMPLIANCE WITH LAWS. The Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and have not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority.

          (o) COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company is in compliance with all applicable pollution control and environmental laws, rules and regulations. The Company has no environmental licenses, permits and other authorizations held by the Company relative to compliance with environmental laws, rules and regulations.

          (p) NO LITIGATION. There are no material actions, suits, claims, complaints or proceedings pending or threatened against the Company, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

          (q) VALIDITY. All contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Company or by any other party thereto.

          (r) NO ADVERSE CHANGES. Since March 31, 2001, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

          (s) FINANCIAL CONDITION. Immediately after the Closing, the Company assets shall include, but not be limited to a $50,000 organization cost for establishment of the TRAC Racing League and no liabilities except for those listed on Exhibit "L."

          (t) FULL DISCLOSURE. All statements of Company contained in the Basic Agreements and in any other written documents delivered by or on behalf of the Company to Buyer are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to Company which could have a materially adversely affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company, which have not been disclosed to Buyer in the Basic Agreements.

     3.    REPRESENTATIONS  AND  WARRANTIES OF  BUYER.   Buyer  represents  and
warrants to Seller and Company as follows:

          (a) ORGANIZATION. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. The Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification.

          (b) AUTHORIZED CAPITALIZATION. The authorized capitalization of the Buyer at Closing will consist of Sixty Million (60,000,000) shares of Common Stock, $.0001 par value, of which Thirty-One Million Six Thousand Eight Hundred Seventy-Five (31,006,875) shares will be issued and outstanding. All shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Buyer in compliance with all applicable state and federal laws. Buyer is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, the Buyer's income, profits or assets, or obligating the Buyer to distribute any portion of its income, profits or assets.

          (c) AUTHORITY. Buyer has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the
     Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Buyer, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Buyer, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Buyer is a party or by which Buyer or any of its respective properties or assets are bound or affected.

          (d) BUYER'S FINANCIAL STATEMENTS. The Buyer's Financial Statements as filed in its 10-KSB on April 2, 2001are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of the Buyer as of December 31, 2000.

            (e) NO UNDISCLOSED LIABILITIES. Except as set forth in the Buyer's Financial Statements previously delivered to Seller and as set forth on Exhibit "M", Buyer is not aware of any material liabilities for which the Buyer is liable or will become liable in the future.

          (f) TAXES. Except as set forth in Exhibit "N", the Buyer has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and their exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

          (g) PROPERTIES. The Buyer has good and marketable title to all its personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other properties and assets (except for items leased or licensed to the Buyer), including all property reflected in the Buyer's Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of the Buyer), in each case free and clear of all liens, claims and encumbrances of every kind and character, except as set forth in Exhibit "O". The Buyer, after completion the Split-Off, will have no ownership interest in any real property. The assets and properties owned, operated or leased by the Buyer and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

          (h) BOOKS AND RECORDS. The books and records of the Buyer are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Buyer as set forth in the Buyer's Financial Statements.

          (i) INSURANCE. Exhibit "P" contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by the Buyer. The Buyer is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. All policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by the Buyer with all requirements of law and of all agreements and instruments to which the Buyer is a party; (3) are valid, outstanding and enforceable; (4) provide adequate insurance coverage for the assets, business and operations of the Buyer in amounts at least equal to customary coverage in the Buyer's industry; (5) will remain in full force and effect through the Closing. However, the transactions contemplated by this Agreement may affect the policies listed on Exhibit "P".

          (j) TRANSACTIONS WITH CERTAIN PERSONS. Except as disclosed in Exhibit "Q", the Buyer has no outstanding agreement, understanding, contract, lease, commitment, loan or other arrangement with any officer, director or 10% shareholder of the Buyer or any Affiliate (as defined herein) of any such person. For purposes of this Agreement, the term
     "Affiliate" shall be defined as follows: An Affiliate of a specified Person is (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such specified person, (ii) any Person which is an officer, director, partner or trustee of, or serves in a similar capacity with respect to, such specified Person, (iii) any Person which is directly or indirectly the owner of more than ten percent (10%) of any class of equity securities of such specified Person and (iv) the parents, siblings, children or spouse of such specified Person. Additionally, for purposes of this Agreement, the term "Person" shall mean: Any individual, corporation, business trust, estate, trust, partnership, limited partnership, association, joint venture, limited liability company, governmental subdivision, agency or instrumentality or any other legal or commercial entity."

             (k) MATERIAL CONTRACTS. The Buyer has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Buyer.

          (l) AUTHORIZATIONS. The Buyer has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are necessary for the conduct of its business, except as set forth in Exhibit "R" which contains a list of all licenses, permits, approvals, and other authorizations, as well as a list of all copyrights, patents, trademarks, tradenames, servicemarks, franchises, licenses and other permits, each of which is valid and in full force and effect.

          (m) NO POWERS OF ATTORNEY. The Buyer has no powers of attorney or similar authorizations outstanding.

          (n) COMPLIANCE WITH LAWS. The Buyer is not, and as a result of the transactions contemplated hereby, will not be, in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, including the Securities and Exchange Commission.

          (o) COMPLIANCE WITH ENVIRONMENTAL LAWS. The Buyer is in compliance with all applicable pollution control and environmental laws, rules and regulations. The Buyer has no environmental licenses, permits and other authorizations held by the Buyer relative to compliance with environmental laws, rules and regulations.

          (p) LITIGATION. Except as disclosed in Exhibit "S", there are no material actions, suits, claims, complaints or proceedings pending or threatened against the Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

          (q) VALIDITY. All contracts, agreements, leases and licenses to which the Buyer is a party or by which it or any of its properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Buyer or by any other party thereto.

          (r) FINANCIAL CONDITION. At Closing, the Buyer's assets shall consist of Eight Million One Thousand Two Hundred Fifty Dollars ($8,001,250) in cash, short-term investments and other assets, including all assets to operate the chips computer service business and the Buyer's accrued but unpaid liabilities shall not exceed $30,000 at Closing.

          (s) FULL DISCLOSURE. All statements of Buyer contained in the Basic Agreements and in any other written documents delivered by or on behalf of the Buyer to Seller are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to Buyer which could have a materially adversely affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Buyer, which have not been disclosed to Buyer in the Basic Agreements.

                              III.

                           COVENANTS

     3.1 COVENANTS OF COMPANY. Company covenants and agrees that from the date hereof to the Closing without the prior written consent of Buyer:

          (a) ORDINARY COURSE OF BUSINESS. Company will operate the business of the Company only in the ordinary course and will use their best efforts to preserve the Company's business, organization, goodwill and relationships with persons having business dealings with them.

          (b) MAINTAIN PROPERTIES. Company will maintain its properties in good working order, repair and condition (reasonable wear and use excepted) and cause the Company to take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, servicemarks, trade names, brand names, copyrights and other intangible assets.

          (c) COMPENSATION. Company will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Company's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

          (d)   NO  INDEBTEDNESS.    Company will not  create,  incur,  assume,
     guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Company.

          (e) MAINTAIN BOOKS. Company will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

          (f) NO AMENDMENTS. Company will not amend its corporate charter or bylaws (or similar documents) without prior consent of Buyer and Company will maintain their corporate existence, licenses, permits, powers and rights in full force and effect.

          (g) TAXES AND ACCOUNTING MATTERS. Company will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. Company will not change their accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

          (h) NO DISPOSITION OR ENCUMBRANCE. Except in the ordinary course of business consistent with past practice. Company will not (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, servicemarks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

          (i)   INSURANCE.   Company will maintain in effect  all  its  current
     insurance policies.

          (j) NO SECURITIES ISSUANCES. Company will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of the Company except for the transactions contemplated herein.

          (k) NO DIVIDENDS. Company will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

          (l) CONTRACTS. Company will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practice or as contemplated by this Agreement.

          (m) NO BREACH. Company will not do any act or omit to do any act which would cause a breach of any contract, commitment or obligation of the Company.

          (n)   DUE  COMPLIANCE.   Company  will  not  comply  with  all  laws,
     regulations, rules and ordinances applicable to it and to the conduct of its business.

          (o) NO WAIVERS OF RIGHTS. Company will not amend, terminate or waive any material right whether or not in the ordinary course of business.

          (p)   CAPITAL COMMITMENTS.   Company will not make or commit to  make
     any capital expenditure, capital addition or capital improvement.

          (q) NO RELATED PARTY TRANSACTIONS. Company will not make any loans to, or enter into any transaction, agreement, arrangement or understanding or any other nature with, any officer, director or employee of the Company.

          (r) NOTICE OF CHANGE. Company will promptly advise Buyer in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in the business, financial condition, results of operations, assets, liabilities or prospects of the Company.

          (s) CONSENTS. Company will use its, best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

     3.2 COVENANTS OF BUYER. Buyer covenants and agrees that from the date hereof to the Closing without the prior written consent of Seller:

          (a) ORDINARY COURSE OF BUSINESS. Buyer will operate the business in the ordinary course and will use their best efforts to preserve the Company's business, organization, goodwill and relationships with persons having business dealings with them.

          (b) MAINTAIN PROPERTIES. Buyer will maintain all of its properties in good working order, repair and condition (reasonable wear and use excepted) and cause all steps reasonably necessary to maintain in full force and effect its patents, trademarks, servicemarks, trade names, brand names, copyrights and other intangible assets.

          (c) COMPENSATION. Buyer will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Company's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

            (d) NO INDEBTEDNESS. Buyer will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Company.

          (e) MAINTAIN BOOKS. Buyer will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

          (f) NO AMENDMENTS. Buyer will not amend its corporate charter or bylaws (or similar documents) without prior consent of Seller and will cause the Company to maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

          (g) TAXES AND ACCOUNTING MATTERS. Buyer will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. Buyer will not permit the Company to change their accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

          (h) NO DISPOSITION OR ENCUMBRANCE. Except as provided for in the Agreement and Plan of Corporate Separation and in the ordinary course of business consistent with past practice, Buyer will not (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, servicemarks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

          (i)   INSURANCE.   Buyer  will maintain in  effect  all  its  current
     insurance policies.

          (j) NO DIVIDENDS. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

          (k) CONTRACTS. Buyer will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practice or as contemplated by this Agreement.

          (l) NO BREACH. Buyer will not do any act or omit to do any act which would cause a breach of any contract, commitment or obligation.

          (m) DUE COMPLIANCE. Buyer will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business.

          (n) CAPITAL COMMITMENTS. Buyer will not make or commit to make any capital expenditure, capital addition or capital improvement.

          (o) NOTICE OF CHANGE. Buyer will promptly advise Seller in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in the business, financial condition, results of operations, assets, liabilities or prospects of the Buyer.

            (p) CONSENTS. Buyer will use its best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

                              IV.

                  CONDITIONS PRECEDENT TO THE
                 OBLIGATIONS OF BUYER TO CLOSE

     The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

     4.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. Seller shall have performed all agreements, covenants and conditions required to be performed by Seller prior to the Closing.

     4.2 NO ADVERSE CHANGE. There shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Company.

     4.3 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

     4.4 DOCUMENTS TO BE DELIVERED BY SELLER. Seller shall have delivered the following documents:

          (a) Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or accompanied by duly executed stock powers, copies of which are attached as Exhibit "A".

          (b) A copy of (i) the Certificate of Incorporation of the Company, certified as correct by the Company; and (ii) the Bylaws of the Company certified as correct by the Company; and (iii) a certificate of the South Carolina Tax Commission, Franchise Tax Division, to the effect that the Company is in good standing and has paid all franchise taxes in such state;

          (c) All corporate and other records of or applicable to the Company included but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

          (d) Such other documents or certificates as shall be reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

                               V.

                  CONDITIONS PRECEDENT TO THE
                 OBLIGATIONS OF SELLER TO CLOSE

     The obligation of Seller to close the Transactions is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by Seller:

     5.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects  at  the  Closing with the same force and effect as  if  made  at  the
Closing, and Buyer shall have performed all agreements, covenants and conditions required to be performed by Buyer prior to the Closing.

     5.2 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

     5.3. DOCUMENTS TO BE DELIVERED BY BUYER.

     (a) A copy of (i) the Articles of Incorporation of the Buyer, certified as correct by the Buyer; and (ii) the Bylaws of the Buyer certified as correct by the Buyer;

     (b) All corporate and other records of or applicable to the Buyer included but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

     (c)  Such  other documents or certificates as shall be reasonably required
          by   Buyer  or  its  counsel  in order to close and  consummate  this
          Agreement.

     5.4 Payments. Seller shall have received from Buyer all Common Stock to be issued at the Closing by Buyer.

     5.5 NO ADVERSE CHANGE. There shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Buyer.

                              VI.

               MODIFICATION, WAIVERS, TERMINATION
                          AND EXPENSES

     6.1 MODIFICATION. Buyer and Seller may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

     6.2   WAIVERS.   Buyer and Seller may in writing extend the  time  for  or
waive compliance by the other with any of the covenants or conditions of the other contained herein.

     6.3 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the purchase of the Shares may be abandoned before the Closing:

          (a)  By the mutual consent of Seller and Buyer;

          (b) By Buyer, if the representations and warranties of Seller set forth herein shall not be accurate, or the conditions precedent set forth in Article IV shall have not have been satisfied, in all material respects; or

          (c) By Seller, if the representations and warranties of Buyer set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.







                              VII.

                         MISCELLANEOUS

     7.1 REPRESENTATIONS AND WARRANTIES TO SURVIVE. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of two (2) years. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

     7.2 BINDING EFFECT OF THE BASIC AGREEMENTS. The Basic Agreements and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto, constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

     7.3 APPLICABLE LAW. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of Delaware.

     7.4   NOTICES.   All  notices, requests, demands and other  communications
hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:


          (a)  If to Seller, to:

                    Maxx Motorsports, Inc.
                    Attn: M. E. Durschlag, President
                    3620 Pelham Road, PMB #310
                    Greenville, SC   29615
                    Telephone:  (864) 987-0600
                    Fax: (864) 987-5011


          (b)  If to Buyer, to:

                    Logisoft Corp.
                    Attn: Terry Washburn, Director
                    1701West NW Highway
                    Grapevine, TX   76051
                    Telephone:  (817) 329-5011
                    Fax: (817) 329-5012-4025


               With a copy to:

                    Mr. G. David Gordon
                    G. David Gordon & Associates, P.C.

                    One Memorial Place
                    7633 East 63rd Place, Suite 210
                    Tulsa, OK   74133
                    Telephone:  (918) 254-4997
                    Fax: (918) 254-2988

     These addresses may be changed from time to time by written notice to the other parties.

     7.5 HEADINGS. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

     7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

     7.7 SEVERABILITY. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

     7.8 FORBEARANCE; WAIVER. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

     7.9 ATTORNEYS' FEES AND EXPENSES. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

     7.10 EXPENSES. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement.

     7.11 INTEGRATION. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.


     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

                              "BUYER"

                              LOGISOFT CORP.



                              By:
                                   Terry Washburn, Chairman
                          Special Directors Committee







                              "COMPANY"

                              MAXX MOTORSPORTS, INC.



                              By:
                                   -------------------------
                                   M.E. Durschlag, President
                                      25

                              "SELLER"



                                   ---------------
                                   Jon Pritchett




                                   ---------------
                                   M.E.  Durschlag


                                   ---------------
                                   Charles Jeter


                                   ---------------
                                   William Bradshaw


                                   ---------------
                                   Robert Stadel


                                   ---------------
                                   Dan Neppl



                                   ---------------
                                   Cale Yarborough


                                   ---------------
                                   Brian Leahy


                                   ---------------
                                   Lance Leslie

                                   -------------------------
                                   Richard T. Clark, Trustee



                              ---------------
                                   Robert Wussler


                              THE GODLEY MORRIS GROUP, LLC


                              By:
                                 ---------------------------------
                                 Billy Morris, President

EXHIBIT 10.2

        AMENDED AND RESTATED AGREEMENT AND PLAN OF CORPORATE SEPARATION



     AGREEMENT  made  on  May  15,  2001,  among  Logisoft  Corp.,  a  Delaware

corporation  ("Parent"),  Logisoft  Computer  Products  Corp.,   a   New   York

corporation  ("Logisoft"),  eStorefronts.net  Corp.,  a  New  York  corporation

("eStorefronts"), Robert E. Lamy ("R. Lamy"), William Lamy ("W.  Lamy"),  Scott

M.  Fox  ("Fox") and Robert Ballard ("Ballard", and together with R.  Lamy,  W.

Lamy and Fox, the "Lamy Shareholders") and the "Logisoft Investors", as defined below.

     WHEREAS, on March 10, 2000, Parent entered into an Agreement and  Plan  of

Reorganization (the "2000 Logisoft Agreement") with R. Lamy, W.  Lamy,  Michael

Pruitt  ("Pruitt") and Ballard providing for the acquisition of all the  issued and  outstanding shares of Logisoft by Parent in exchange for stock  of  Parent pursuant to a tax deferred merger as described in Section 368(a)(2)(E)  of  the

Internal Revenue Code (the "Code");

     WHEREAS,  on March 10, 2000, Parent entered into an Agreement and Plan  of
          Reorganization (the "2000 eStorefronts Agreement") with R. Lamy, W. Lamy, Ballard, Fox, Walter Rob, James Tusty, David White, David Wilkerson and Jeff Sorenson providing for the acquisition of all of the issued and outstanding shares of eStorefronts by Parent in exchange for stock of Parent pursuant to a tax deferred merger as described in Section 368(a)(2)(E) of the Code;
     WHEREAS,  both  the  2000  Logisoft Agreement and  the  2000  eStorefronts

Agreement were closed in accordance with their respective terms as of March 10,

2000;

     WHEREAS,  on March 10, 2000, certain individuals and entities acquired  an aggregate of 5,500,000 shares of Parent stock at $1.00 per share in a private placement of securities (the "2000 Private Placement") conducted by Parent in order to meet the cash capital requirement that was a condition to closing under the 2000 Logisoft Agreement and the 2000 eStorefronts Agreement;
     WHEREAS, since March 10, 2000, Logisoft and eStorefronts have been  wholly owned subsidiaries of Parent;

     WHEREAS,  serious disputes between the Lamy Shareholders and  other  major shareholders of Parent with respect to the conduct of the business of  Logisoft and  eStorefronts  have  created a situation which has adversely  affected  the normal operation of that business [See Rev. Rul. 69-460, 1969- 2 CB 51];

     WHEREAS,  to  resolve the dispute and remove the shareholder disagreement,

Parent  has entered into an Agreement, dated May 9, 2001 with Maxx Motorsports,

Inc. ("Maxx") providing for the acquisition by Parent of all of the issued  and outstanding  stock  in  Maxx (the "Maxx Transaction"), a pre-condition  to  the closing  of which requires that Parent dispose of the business, other than  the division  known  as CHIPS Computer Services ("CHIPS"), currently  conducted  by

Logisoft  and eStorefronts (the "Business") in return for the number of  shares in  Parent  held by the Lamy Group (defined below) as indicated on  Schedule  B

(described below) [See Rev.Rul. 72-530, 1972-2 CB 212];

     WHEREAS,  certain shareholders who are passive investors  in  Parent  have elected  to exchange all or a portion of their shares in the Parent for  shares of  Logisoft in accordance with the terms of this Agreement in order to have  a continuing investment in Logisoft  (the "Logisoft Investors" and, together with the Lamy Shareholders, the "Lamy Group");

     WHEREAS,  in  order to meet the closing condition of the Maxx Transaction,

Parent  now  wishes  to  exchange  (the "Split-Off")  all  of  the  issued  and outstanding  shares of Logisoft and eStorefronts for all the shares  of  Parent held  by the Lamy Shareholders and that a portion of the shares of Parent  held by  the  Logisoft Investors, all as noted on Schedule B attached hereto setting out  the  number of Parent shares to be transferred and the number of  Logisoft shares to be received in exchange by each shareholder in the Lamy Group;

     WHEREAS,   Parent,  Logisoft and eStorefronts and the Lamy  Group  entered into an Agreement and Plan of Corporate Separation dated April 24, 2001 relating to the Split-Off, and now wish to amend that agreement in certain respects (pursuant to the powers of the Members' Representative described in Paragraph 9 of the Agreement) and restate in its entirety the Agreement as so amended;
     NOW, THEREFORE, it is agreed as follows:

1.      TRANSFER  OF  CHIPS  BUSINESS.  On or prior to  the  Closing  Date  (as hereafter  defined),  Logisoft  shall transfer  and  assign  to  Parent  a division  of  the business as conducted by Logisoft, now  known  as  CHIPS

     Computer  Services,  and  all  of the employees,  assets  and  liabilities

     related  thereto, all as more particularly described on Schedule A.   Such

     transfer is being made to divide the business to allow the Logisoft  stock to be distributed in exchange for the Parent shares held by the Lamy Group as indicated on Schedule B [See Rev. Rul. 64-147, 1964-1 CB 136].

2.       CAPITAL  CONTRIBUTION.  On or prior to the Closing Date, Parent  shall make a cash capital contribution to Logisoft and / or eStorefronts in  the amount  of  all  of  its  cash  and  cash  equivalents,  plus  short  term investments, plus notes receivable (Keystone sale and others), current and future  interests  in all trade names, trademarks (including  applications for  trademarks), tag lines and other assets, less the sum of  $1,000,000,

     of  cash, short term investment, prepaid expenses and notes receivable and no  more than $25,000 in accrued expenses as determined immediately  prior

     to  the  Closing  and as more particularly described on  Schedule  A.   In

     addition, to the extent that immediately prior to the Closing there  shall exist  any  intercompany loan receivable due from Logisoft or eStorefronts to  Parent,  such  loan shall be converted into a capital contribution  by

     Parent  to  Logisoft and eStorefronts, as the case may be.   Such  capital

     contributions  are  being  made in order to  equalize  the  value  of  the

     Logisoft stock to be distributed in exchange for the Parent shares held by the Lamy Group as indicated on Schedule B [See Rev. Rul. 64-102, 1964-1 CB

     136].

3.       TRANSFER OF ESTOREFRONTS SHARES.  On the Closing Date, in addition  to the  capital contribution described in Paragraph 2, Parent shall  transfer and  assign  all  the  issued and outstanding shares  of  eStorefronts  to

     Logisoft in order to:  (i) equalize the value of the Logisoft stock to  be distributed in exchange  for the Parent shares held by the Lamy  Group  as indicated  on Schedule B [See Rev. Rul. 64-102, 1964-1 CB 136];  and  (ii)

     allow  one  management team to coordinate and effectively manage  the  two companies.

4.   EXCHANGE  OF LOGISOFT SHARES.  On the Closing Date, Parent shall  transfer and  assign  100  shares of Logisoft, constituting all of the  issued  and outstanding  shares  of Logisoft, to the Lamy Group, and  the  Lamy  Group

     shall  transfer an assign to Parent the number of shares of Parent  common stock  as  indicated  on Schedule B.  The parties  intend  to  adopt  this

     Agreement  as  a  tax-free plan of reorganization and  to  consummate  the foregoing exchange in accordance with the provisions of Section 355 of the

     Code.   The parties have negotiated the exchange on an arm's-length basis,

     and  on  the  premise  that the value of the Parent  common  stock  to  be received  in  the  exchange is equal to the value of the  Logisoft  common stock  to  be  surrendered in exchange therefor.  Unless  advised  by  tax counsel that doing so is required under applicable law, the parties  shall not take a position on any tax returns inconsistent with this Paragraph 4.

     At  the  Closing,  Parent  and the Lamy Group shall  execute  and  deliver

     certificates  in  the  forms of Schedules C and D  attached  hereto.   The

     provisions  and  representations in such  certificates  and  contained  or referred to in this Paragraph 4 shall survive until the expiration of  the applicable statute of limitations.

5.   REPRESENTATIONS AND WARRANTIES.

          a.   Parent represents and warrants to the Lamy Group that (i) Parent has  full  power  and  authority to enter into this  Agreement,  (ii)  the execution,  delivery  and  performance of this  Agreement  has  been  duly approved  by all necessary or appropriate corporate action under  Delaware law  and Parent's Articles of Incorporation and By-Laws for an "interested director"  transaction, (iii) this Agreement has  been  duly  executed  by

     Parent   and  constitutes  a  valid  and  binding  obligation  of   Parent

     enforceable  in  accordance with its terms, and (iv)  the  100  shares  of

     Logisoft  to be transferred by Parent to the Lamy Group under Paragraph  4 hereof  are,  and  on  the Closing Date will be, all  of  the  issued  and outstanding shares of Logisoft, which shares are and shall be fully  paid,

     nonassessable and free and clear of any liens or encumbrances.

          b.   The Lamy Group, severally and not jointly, represent and warrant that the shares of Parent stock described on Schedule B, to be transferred by each of them to Parent under Paragraph 4 hereof are, and on the Closing

     Date  will be, fully paid, non-assessable and free and clear of any  liens or encumbrances.

          c.    All  the parties represent and warrant to each other  that  (i)

     they  are  familiar with the financial position and condition  of  Parent,

     Logisoft  and  eStorefronts and the business and financial  operations  of

     Parent,  Logisoft  and eStorefronts since March 10, 2000;  they  have  had sufficient  access  to  each named company and their respective  premises,

     management,  books  and  records and have had  sufficient  opportunity  to

     consult  with  his/her/its  professional  advisors  and  to  examine   all

     information  he/she/it deems appropriate concerning  Parent,  Logisoft  or

     eStorefronts,  respectively  and he/she/it does  not  desire  any  further

     information  in  order  to  make  an  informed  decision  concerning   the

     transactions  contemplated  by this Agreement;  (ii)  the  parties  hereby ratify  and confirm, as among the parties to this Agreement, all  acts  of all of the named companies since March 10, 2000; (iii) there have been  no intercompany  charges  among Parent, Logisoft or  eStorefronts,  with  the exception of charges for interest on advances, reimbursement for  services rendered,  and  payments  for merchandise, all in  the  normal  course  of business;  and (iv) the effects of the consolidated corporate  income  tax returns filed by Parent, including the operations of Logisoft and eStorefronts, have been fully accounted for among the companies by means of appropriate charges or credits.

6.       INTERIM  CONDUCT.  From the date of this Agreement until  the  Closing

     Date,  (i)  Logisoft and eStorefronts shall carry on their  businesses  in substantially the same manner as heretofore and, except with the  approval of  Parent  and  the Lamy Group, neither  Logisoft nor eStorefronts  shall incur or agree to incur any obligations, other than in the ordinary course of  business,  or  make  any  capital expenditures,  except  for  ordinary repairs,  renewals, or replacements; and (ii) none of the  parties  hereto shall take any action or fail to take any action, the result of which  can or may render any representation or warranty to be untrue or inaccurate in any material respect.

7.       CONDITIONS TO CLOSING.  Each party's obligations hereunder are subject to the fulfillment or satisfaction, on and as of the Closing Date, of each of the following conditions:

          a.   The representations and warranties set forth in Paragraphs 4 and

     5  shall  be true and accurate in all material respects on and as  of  the

     Closing Date;

          b.    Each  party shall have performed and complied in  all  material respects  with  all  of its covenants contained in this  Agreement  on  or before the Closing;

          c.    There  shall  be no order, decree, or ruling by  any  court  or governmental  agency or threat thereof, or any other fact or circumstance,

     which  would  prohibit or render illegal the transactions contemplated  by this Agreement;

          d.    No  litigation  or  proceeding shall be overtly  threatened  or pending  to  enjoin or prevent the consummation of any of the transactions contemplated by this Agreement; and

          e.    The  closing  of the Maxx transaction shall occur  concurrently with the Closing under this Agreement.

8.      CLOSING.   Closing of the transfers contemplated by this  Agreement  is contingent  on  the determination by the accountants and attorneys  to  the

    Lamy  Group to the effect that none of them will recognize gain  or  income upon  consummation of the transactions and exchanges provided for  in  this

    Agreement.   The Closing shall take place at Parent's principal  office  at

    3:00  p.m.  on May 15, 2001, or at such other place, time and date  as  the parties  shall mutually agree.  At the Closing, and as a condition thereof,

    the following documents and instruments shall be executed and delivered  in form  and substance mutually satisfactory to the parties:  (i) evidence  of completion  of the transfers contemplated by Paragraphs 1, 2  and  3;  (ii)

    duly  executed  stock powers together with the original stock  certificates assigning  to Parent the Parent stock owned by the Lamy Group as  described in  Schedule B; (iii) duly executed stock powers together with the original stock  certificates  assigning to the Lamy  Group  the  Logisoft  stock  as described  in  Schedule  B; (iv) duly executed certificates  including  the representations  set  forth  in  Schedules  C  and  D;  (v)  duly  executed resignations of R. Lamy and Fox from the Board of Directors of  Parent  and of  each  of  the  current officers of Parent; (vi) duly  executed  general releases  by  R. Lamy, W. Lamy, Fox, Ballard, M Bailey and J. Van  Heel  in

    favor  of  Parent; and (vii) a duly executed general release by  Parent  in favor of R. Lamy, W. Lamy, Fox, Ballard, M Bailey and J. Van Heel and  each other member of the Lamy Group.

9.     DESIGNATION  OF  REPRESENTATIVE. Each member  of  the  Lamy  Group  (for himself,  itself  and his/its heirs, executors, personal  representatives,

     successors and assigns) hereby irrevocably constitutes and appoints R Lamy

     or   his  substitute  (designated  as  provided  below)  as  the  Members'

     Representative, his/its agent and attorney in fact for all purposes  under this Agreement specifically including, without limitation, his appointment as  agent  and  attorney in fact to (i) modify, amend or otherwise  change this  Agreement,  or  any  of its terms or provisions,  with  the  written consent of the owners of not less than 60% of the shares of Parent  common stock  held by the Lamy Group; provided that such modification,  amendment or  change  of this Agreement shall not change the amount of consideration to  be received by any such member of the Lamy Group hereunder (unless  he shall  have  himself  consented thereto) or  the  percentage  required  to change,  amend or modify this Agreement, (ii) give consents  and  give  or receive notices hereunder, (iii) the receipt of all Logisoft stock for the account  of  each member of the Lamy Group pursuant to the  provisions  of this  Agreement.  In the event of the death, physical or mental incapacity or  inability  to serve of a Members' Representative, the members  of  the

     Lamy Group shall elect a substitute Members' Representative, upon the vote of members who hold not less than 60% of the shares of Parent common stock held  by the Lamy Group.  The Members' Representative (and any substitutes therefor) hereby accept such appointment by their signatures at the end of this  Agreement.  Upon the delivery to the Members' Representative of  the

     Logisoft  stock  required  to  be delivered  hereunder,  Parent  shall  be released and discharged of and from any further liability or obligation to the  members  of  the Lamy Group, or any of them, in connection  with  the

     consideration  so  delivered.   If  at  any  time  there  is  no  Member's

     Representative,  Parent may deal directly with the  members  of  the  Lamy

     Group.

     10    POST-CLOSING MATTERS.

          a.    Parent understands, acknowledges and agrees that the Lamy Group intends  to  and may enter into certain transactions with respect  to  the stock  of  Logisoft and eStorefronts received in the transactions pursuant to  this Agreement, that may be considered to be a disposition within  the meaning  of Section 355 (e) of the Code.  In connection therewith,  Parent may  incur  and  shall  be solely responsible to pay,  the  tax  generated thereby,  without contribution, payment or indemnification from  Logisoft,

     eStorefronts or any member of the Lamy Group.

          b.     In order to effect the transition of the welfare benefit plans of  Logisoft employees, subsequent to the effective date of this Agreement and  until such date as Logisoft determines, the employees of Logisoft and its subsidiary, that are eligible for certain welfare benefit plans as  of the  effective  date  of  this Agreement, will  continue  to  receive  the benefits  provided  by  those welfare benefit plans sponsored  by  Parent,

     including, but not limited to its long-term disability plan and its  group life  insurance plan, although the period of such continued  participation may not exceed 120 days.  Specifically excluded from this provision is the

     Logisoft Corp. 2000 Stock Option Plan and the Logisoft 401(k) Plan.  As  a

     result of the Split-Off, Logisoft will cease participation in the Logisoft

     401(k) Plan.  Employees will be fully vested in all contributions, whether paid  or accrued, to the Logisoft 401(k) Plan as of the date of the Split-

     Off.



     11.    NAME CHANGE.  Parent agrees to change its name as soon as possible after the Closing of this Agreement, but in no case later than 30 days after Closing, and to cease using the name "Logisoft" or any trade names used by the continuing businesses of Logisoft or eStorefronts immediately upon the effectiveness of its name change.

     12.  FINANCIAL STATEMENTS; TAX ALLOCATIONS.

     a.     In conjunction with the potential transactions to be entered into by the Lamy Group, as described in paragraph 10 of this Agreement, Post-

     Closing Matters, the Parent agrees to provide the Lamy Group and Logisoft with combined financial statements of the businesses being transferred to the Lamy Group, prepared in accordance with U.S. GAAP as of and for the years ended December 31, 2000 and 1999 and the three and nine-month periods ended March 31, 2001.  The Parent agrees to engage Bonadio & Co.

     to perform an audit of combined financial statements as of and for the twelve-month periods ended December 31, 2000 and 1999, at Parent's expense.  These audited combined financial statements shall be delivered to the Lamy Group and Logisoft within three days of the execution of this

     Agreement, with draft statements being delivered when available.  The combined financial statements for the periods ending March 31, 2001 shall be delivered to the Lamy Group and Logisoft on or before May 10, 2001.

     Parent agrees to provide all reasonable assistance to the Lamy Group and

     Logisoft, including access to accounting and other records, in connection with the Lamy Group's pursuit of such transactions and the general operation of its business.

     b.    Immediately before the split-off, items of income, gain, loss,

     deduction, and credit will be taken into account as required by the applicable intercompany transaction regulations (See 1.1502-13).

     Further, Parent's loss account with respect to the Logisoft stock will be included in income immediately before the distribution (See 1.1502-19).

     Logisoft will succeed to a portion of the consolidated net operating loss since it was a member of Parent's consolidated group and incurred net operating losses contributing to the consolidated net operating loss.

     (See 1.1502-21).  The earnings and profits of Parent following the split-

     off of Logisoft will be allocated as provided in Section 312(h) of the

     Code.  (See Regs. 1.312-10(b)).

         13    MISCELLANEOUS TERMS.

          a.    It  is understood and agreed that neither Parent nor any member of the Lamy Group has or have made any representations to each other as to the  tax  status  or tax effect of the transactions contemplated  by  this

     Agreement,  and each of the parties hereto is therefore separately  taking counsel as to such matters and each is assuming the tax, if any, which may be  incurred  by  reason of the carrying out of the terms  and  provisions hereof.

          b.    All  representations  and  warranties  contained  herein  shall survive the execution and delivery of this Agreement, the Closing and  the transactions contemplated hereunder.

          c.   Parent hereby agrees to indemnify, defend and hold harmless each member of the Lamy Group to the fullest extent permitted and in the manner provided by Delaware law and the Parent's Articles of Incorporation and By-

     Laws,  and  shall, in connection therewith, periodically advance  expenses

     (including  attorneys' fees) to the fullest extent permitted by applicable

     law.   In  furtherance thereof, Parent covenants and  agrees  to  maintain

     Directors  and  Officers liability insurance coverage, on  a  claims  made basis,  which  will  insure the foregoing indemnity obligation,  with  the policy limits and terms substantially equivalent to those in effect at the date hereof.

          d.    Parent, Logisoft and eStorefronts agree to cooperate after  the

     Closing in responding to any claims asserted against any one of them  that relates  to the pre-Closing period to the extent that all or a  subset  of the  entities  are  named in such action.  In addition, the  parties  will share  any  proceeds recovered from insurance policies carried pre-closing or  any  "tail"  policies purchased by the parties to  provide  continuing coverage for events that occurred prior to the Closing, in relation to the amounts that the parties are required to pay for such claims.

          e.   This Agreement shall be binding upon the inure to the benefit of each of the parties hereto and their respective successors and assigns.

          f.    This  Agreement shall be construed and enforced  in  accordance with  the  laws of the State of New York applicable to contracts made  and performed  wholly  within such state, without regard to conflict  of  laws

     principles.   This  Agreement shall be construed  according  to  its  fair meaning,  the  language used shall be deemed the language  chosen  by  the parties hereto to express their mutual intent, and no presumption or  rule of strict construction will be applied against any party hereto.

          g.    No  waiver  of  this  Agreement or any  part  hereof  shall  be effective  unless in writing and signed by the party or parties sought  to be  charged therewith.  A waiver by any party of a breach of any provision of  this Agreement shall not operate as, nor be construed as, a waiver  of any subsequent breach hereof.

          h.    This  Agreement  contains the entire understanding  between  or among the parties hereto and supersedes any prior understanding, memoranda or  other  written  or  oral  agreements between  or  among  any  of  them respecting  the  within  subject matter.  There  are  no  representations,

     agreements,  arrangements or understandings, oral or written,  between  or among any of the parties relating to the subject matter of this Agreement,

     which are not fully expressed herein.

          i.    The  headings  contained  in this Agreement  are  inserted  for convenience only and do not constitute a part of this Agreement.

          j.    None  of  the  provisions of this Agreement shall  be  for  the benefit of, or enforceable by, any person or entity not a party hereto.


                         LOGISOFT CORP.


                         BY:  ---------------------------------


                         LOGISOFT COMPUTER PRODUCTS CORP.


                         BY:  ---------------------------------


                         ESTOREFRONTS.NET CORP.


                         BY:  ----------------------------------



               AS REPRESENTATIVES OF THE LAMY GROUP PURSUANT TO
                                  PARAGRAPH 9



                         ---------------------------------
                         R Lamy



                         ---------------------------------
                         W Lamy



                         ---------------------------------
                         R Ballard